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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As Independent public accountants, we hereby consent to the incorporation of our report dated February 11, 2002, included in this Form 10-K, into the Company's previously filed registration statements on Form S-3 (File Nos. 333-56364, 333-68648, 333-68652, and 333-76978), on Form S-4 (333-68650)
and on Form S-8 (File Nos. 33-24043, 333-29843, 333-29851, 333-29857, 333-29855,
333-38443, 333-70245, 333-82645, 333-82647, 333-61766, 333-69250, and
333-69252).

ARTHUR ANDERSEN LLP

Chicago, Illinois
March 18, 2002


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